J.P. MORGAN MUNICIPAL BOND FUNDS

JPMORGAN TRUST I

JPMorgan High Yield Municipal Fund

JPMORGAN TRUST II

JPMorgan Sustainable Municipal Income Fund

(All Share Classes)

(each, a “Fund” and collectively, the “Funds”)

Supplement dated May 23, 2023

to the current Summary Prospectuses and Prospectuses, as supplemented

Portfolio Manager Retirement in June 2023. Wayne Godlin has announced his retirement from J.P. Morgan Investment Management Inc., to be effective June 30, 2023. As of that date, the portfolio manager information in the “Risk/Return Summary — Management” section of each Fund’s Summary Prospectus and Prospectus is hereby deleted in its entirety and replaced with the following:

JPMorgan High Yield Municipal Fund

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Richard Taormina	2007	Managing Director
Kevin M. Ellis	2018	Managing Director

JPMorgan Sustainable Municipal Income Fund

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Kevin M. Ellis	2020	Managing Director
David Sivinski	2006	Executive Director

In addition, the “The Funds’ Management and Administration — The Portfolio Managers” section of the Funds’ Prospectuses is hereby deleted in its entirety and replaced with the following:

JPMorgan High Yield Municipal Fund

Kevin M. Ellis, CFA charterholder and Managing Director, is the lead portfolio manager responsible for the day-to-day management of the JPMorgan High Yield Municipal Fund. An employee of JPMIM and/or its affiliates since May 2003 and portfolio manager of the Fund since 2018, Mr. Ellis is a portfolio manager in the U.S. Fixed Income Group and is responsible for managing separate accounts in the Municipal Bond Group. Richard Taormina, Managing Director, is a portfolio manager in the Municipal and Tax Aware Fixed Income Group and is responsible for overseeing the Fund’s investments in taxable and tax-exempt securities. An employee since 1997, Mr. Taormina is responsible for managing municipal mutual funds, institutional fixed income accounts, and quantitative analysis.

JPMorgan Sustainable Municipal Income Fund

Kevin M. Ellis, CFA charterholder and Managing Director is the lead portfolio manager responsible for the day-to-day management of the JPMorgan Sustainable Municipal Income Fund. An employee of JPMIM and/or its affiliates since May 2003 and portfolio manager of the Fund since 2020, Mr. Ellis is a portfolio manager in the U.S. Fixed Income Group and is responsible for managing separate accounts in the Municipal Bond Group. David Sivinski, CFA charterholder and Executive Director, has also participated in the management of the JPMorgan Sustainable Municipal Income Fund since March 2006. In addition to his role as portfolio manager, Mr. Sivinski coordinates municipal management for a number of high net worth clients that focus principally on single state municipal bonds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE

SUP-MBTF-PM-523